Investment Strategy - Tactical Dividend and Momentum Fund	Nov. 26, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies:
Strategy Narrative [Text Block]

The Fund follows, when appropriate, a rules-based investment strategy, that includes both a sector tactical overlay and ranking selection strategy among the eleven major economic sectors in the U.S. economy. VestGen Investment Management, LLC (“VestGen” or the “Adviser”) may also exercise its discretion in applying the rules-based investment strategy, when, in its opinion, a discretionary management approach would be more appropriate. These eleven sectors include: communications services; consumer discretionary; consumer staples; energy; financials; health care; industrials; information technology; materials; real estate and utilities.

When the tactical algorithms determine that a sector is on a “buy,” the Fund may invest in any number of the highest dividend yielding and highest momentum stocks from that particular sector. Dividend yield is determined as the total of all trailing 12-month regular dividends, divided by the current market price for each stock. A ranking by dividend yield of all stocks in the sector is made and the highest dividend stocks may be selected. Momentum is determined by a proprietary factor calculation of the rate of change for each stock over the prior 64-day and prior 18-day time periods. A ranking by momentum of all stocks in the sector is made and the top momentum-based stocks may be selected. The Adviser selects the stocks as of the date of the initial investment or tactical reinvestment in the sector. The Adviser may also elect to remove or replace any number of the stocks at any time. The Adviser may also choose to invest into the entire sector by buying an exchange-traded fund (“ETF”) representing all constituent stocks of that sector that are in the S&P 500 Index or in one or more ETFs representing a portion of a sector. When a sector is on a buy, the Adviser may invest all or a portion of the allocation into that sector, up to its market cap weighting, into any combination and weighting of individual stocks or ETFs. When all eleven sectors are on a buy, the Fund may be fully invested in a combination of stocks and ETFs in each sector. Under these circumstances, the Fund will invest up to a market cap weighted amount of its assets in each of the eleven sectors. The market cap weight amount of each sector shall be determined by the percentage that the individual sector is represented in the S&P 500 Index as of the end of the previous calendar month. Under certain circumstances, the Fund may be over weighted in one or more sectors because of market appreciation or if the Adviser believes that different weightings are appropriate.

When the tactical algorithms indicate and the Adviser, in its discretion, determines that a sector is not on a “buy,” the Fund will invest those assets in other types of investments, including cash and cash equivalents, fixed income investments (including high yield bond ETFs), preferred stocks and closed-end funds, instead of investing in stocks or ETFs from the sector. When none of the sectors is on a buy, the Fund will be fully invested in such other types of investments, meaning that all of the Fund's assets could be invested in cash and cash equivalents, fixed income investments (including high yield bond ETFs), preferred stocks and/or closed-end funds. Accordingly, the Fund may invest all or a substantial portion of its assets in cash and cash equivalents, fixed income investments (such as high yield bond ETFs), preferred stocks and/or investments in closed-end funds and may invest in a smaller number of holdings. The Fund may invest in such investments directly or indirectly through underlying funds such as ETFs. The Fund may also seek to increase its income by lending portfolio securities to certain institutions.